Summary Prospectus 2011 BMO Government Money Market Fund

As of December 29, 2011,
as supplemented February 16, 2012
Class I MGNXX	Class Y MGYXX	and June 12, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bmofundsus.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to bmofundsus.services@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.35%	0.10%
Total Annual Fund Operating Expenses	0.55%	0.30%
Fee Waiver and Expense Reimbursement(2)	0.10%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.45%	0.20%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2011, the Fund entered into a new transfer agency agreement.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Class I through July 6, 2013. The Adviser may not terminate this arrangement prior to July 6, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through

July 6, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$46	$20
3 Years	$166	$86
5 Years	$297	$159
10 Years	$680	$371

Principal Investment Strategies

The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities, and in repurchase agreements secured by such obligations. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings. The Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation.

Principal Risks

An investment in the Fund is not a deposit of BMO Harris Bank N.A. or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.

www.bmofundsus.com

Summary Prospectus 2011 BMO Government Money Market Fund

As of December 29, 2011,
as supplemented February 16, 2012
Class I MGNXX	Class Y MGYXX	and June 12, 2012

Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2005-2010)

The return for the Class Y shares of the Fund from January 1, 2011 through September 30, 2011 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2006	1.24%
Worst quarter	3/31/2010	0.00%

7-Day Net Yield as of December 31, 2010 was 0.01%.

Average Annual Total Returns through 12/31/10

	1 Year	5 Year	Since Commencement of Operations
Class Y (Commencement of Operations 5/18/04)	0.01%	2.33%	2.29%
Class I (Commencement of Operations 5/29/04)	0.07%	2.53%	2.51%
IMNGMMI (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	2.00%	1.95%
LUSGMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	2.16%	2.10%

The iMoneyNet Government Money Market Index (IMNGMMI) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp. Effective June 1, 2012, as part of an internal restructuring M&I Investment Management Corp. (“IMC”) merged with and into Harris Investment Management, Inc. (“HIM”) and the combined entity was renamed BMO Asset Management Corp.

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Summary Prospectus 2011 BMO Government Money Market Fund

As of December 29, 2011,
as supplemented February 16, 2012
Class I MGNXX	Class Y MGYXX	and June 12, 2012

Portfolio Managers. Peter J. Arts, Boyd R. Eager and Genevieve C. Lynkiewicz co-manage the Fund. Mr. Arts is the lead portfolio manager but all members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arts, a Managing Director and a Portfolio Manager of the Adviser, joined HIM in 1994 and has co-managed the Fund since February 2012. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined HIM in 1996 and has co-managed the Fund since February 2012. Ms. Lynkiewicz, a Vice President and a Portfolio Manager of the Adviser, joined IMC in 2007 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2011 BMO Government Money Market Fund

As of December 29, 2011,
as supplemented February 16, 2012
Class I MGNXX	Class Y MGYXX	and June 12, 2012

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